SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934

                          Date of Report June 21, 2001
                        (Date of earliest event reported)

                          Commission File No. 333-89521

                               CE Generation, LLC
             (Exact name of registrant as specified in its charter)

             Delaware                                          47-0818523
         (State or other jurisdiction of                    (I.R.S. Employer
         Incorporation or organization)                     Identification No.)

         302 South 36th Street, Suite 400 Omaha, NE                     68131
         (Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code: (402) 341-4500

         Securities registered pursuant to Section 12(b) of the Act: N/A

         Securities registered pursuant to Section 12(g) of the Act: N/A


                                       N/A

          (Former name or former address, if changed since last report)

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Item 5.  Other Events.

     CE Generation, LLC ("Registrant") reports that its affiliates have executed Agreements Addressing Energy Pricing and Payment Issues with Southern California Edison Company ("Edison"). Under the Agreements, Registrant is to receive within 3 days payments equal to 10% of amounts stipulated as past due along with interest at 7 percent per annum and will begin delivering energy to Edison within 2 business days thereafter. As part of the Agreement, the parties will stay pending collection actions and certain other proceedings. Other terms, including payment of the balance of the amounts stipulated as past due, are conditioned on certain events which would restore Edison to creditworthiness and approval by the California Public Utilities Commission. Copies of the Agreements are included as exhibits to this report.

     Certain information included in this report contains forward-looking statements made pursuant to the Private Securities Litigation Reform Act of 1995 ("Reform Act"). Such statements are based on current expectations and involve a number of known and unknown risks and uncertainties that could cause the actual results and performance of the Registrants to differ materially from any expected future results or performance, expressed or implied, by the forward-looking statements including expectations regarding the future results of operations of Registrants. In connection with the safe harbor provisions of the Reform Act, the Registrants have identified important factors that could cause actual results to differ materially from such expectations, including development and construction uncertainty, operating uncertainty, acquisition uncertainty, uncertainties relating to geothermal resources, uncertainties relating to economic and political conditions and uncertainties regarding the impact of regulations, changes in government policy, industry deregulation and competition. Reference is made to all of the Registrants' SEC Filings, incorporated herein by reference, for a description of such factors. The Registrants assume no responsibility to update forward-looking information contained herein.

Item 7.  Financial Statements and Exhibits

Exhibit 99.1 Agreement Addressing Renewable Energy Pricing and Payment Issues between Leathers, L.P., QFID No. 3026 and Southern California Edison Company

Exhibit 99.2 Agreement Addressing Renewable Energy Pricing and Payment Issues between Elmore, Ltd. QFID No. 3009 and Southern California Edison Company

Exhibit 99.3 Agreement Addressing Renewable Energy Pricing and Payment Issues between Vulcan/BN Geothermal Power Company QFID No. 3006 and Southern California Edison Company

Exhibit 99.4 Agreement Addressing Renewable Energy Pricing and Payment Issues between Del Ranch, Ltd. QFID No. 3004 and Southern California Edison Company

Exhibit 99.5 Agreement Addressing Renewable Energy Pricing and Payment Issues between Salton Sea Power Generation L.P. (Unit 1) QFID No. 3039 and Southern California Edison Company

Exhibit 99.6 Agreement Addressing Renewable Energy Pricing and Payment Issues between Salton Sea Power Generation L.P. (Unit 2) QFID No. 3028 and Southern California Edison Company

Exhibit 99.7 Agreement Addressing Renewable Energy Pricing and Payment Issues between Salton Sea Power Generation L.P. (Unit 3) QFID No. 3025 and Southern California Edison Company

Exhibit 99.8 Agreement Addressing Renewable Energy Pricing and Payment Issues between Salton Sea Power Generation L.P. (Unit 4) QFID No. 3050 and Southern California Edison Company

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                                                      SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CE GENERATION, LLC


Date:  June 21, 2001                        By:    /s/  Douglas L. Anderson
                                                   Douglas L. Anderson
                                                   Vice President